Exhibit 32.1

                           INTRAOP MEDICAL CORPORATION
                      (FORMERLY DIGITALPREVIEWS.COM, INC.)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Intraop Medical Corporation (formerly Digitalpreviews.com, Inc.) (the Company) on Form 10-QSB/A for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David Shamy, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/   David Shamy
                                                -----------------
                                                David Shamy
                                                Principal Executive Officer
                                                Principal Financial Officer

                                                Date:  September 10, 2004


A signed original of this written statement required by Section 906 has been provided to Intraop Medical Corporation and will be retained by Intraop Medical Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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